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                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 13, 1998 included in Asyst Technologies, Inc.'s Form 10-K for the year ended March 31, 1998.

                                         /s/ Arthur Andersen LLP

San Jose, California
January 29, 1999